UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 28, 1998

                          Commission File Number 0-9747



                       EXCALIBUR TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)



               Delaware                             85-0278207
      (State or other jurisdiction of              (I.R.S. Employer
       incorporation or organization)               Identification No.)

       1921 Gallows Road, Suite 200, Vienna, Virginia          22182
          (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (703)761-3700




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Item 4.  Changes in Registrant's Certifying Accountant

      On October 28, 1998, Excalibur Technologies Corporation (the "Company") decided to replace the Company's independent accounting firm, Arthur Andersen LLP ("Andersen"). The decision to dismiss Andersen was approved by the Company's Board of Directors on the recommendation of its Audit Committee. The Company is in the process of selecting a new independent accounting firm.

      During the two most recent fiscal years and any subsequent interim period (the "Reporting Period"), none of Andersen's reports on the Company's financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Reporting Period, there were no matters of disagreement with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make a reference thereto in its report, except for the following:

    In Andersen's report to the Audit Committee issued in May 1997, Andersen noted that in the quarter ending April 30, 1996, Andersen and the Company disagreed on the accounting treatment of two sales. Andersen stated that the issues were ultimately resolved to their satisfaction.

    In the Company's quarter ending July 31, 1998, Andersen and the Company had a difference of opinion on the appropriate accounting treatment of a contract which granted the licensee the rights to distribute the Company's software products as an original equipment manufacturer and use the Company's software products for the licensee's internal business operations. The contract also provided for custom development to the Company's software products to be distributed by the licensee. The internal use license did not require custom developments to the Company's software products. The difference of opinion between Andersen and the Company related to the accounting treatment for the internal use license granted in the contract. After discussion, the Company accepted Andersen's proposed accounting treatment and employed the percentage-of-completion method of accounting on the entire contract.

The Company's Audit Committee has discussed each of the matters described above with Andersen. The Company has authorized Andersen to respond fully to any inquiries the successor accounting firm may have concerning these matters.

      The Company has requested Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated November 4, 1998, is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits

      16.  Letter  of  Arthur  Andersen   regarding  its  concurrence  with  the
           disclosure under Item 4 of this Form 8-K.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 EXCALIBUR TECHNOLOGIES CORPORATION


                                 By:/s/James H. Buchanan
                                 ------------------------
                                 James H. Buchanan
                                 Chief Financial Officer

Date:  November 4, 1998